Exhibit F, Schedule 6(a): E.ON Group Officers and Directors as of December 31, 2002


Legend:  A = Chairman, Board of Management / CEO (Vorstandsvorsitzender)
------
                  B = Member, Board of Management (Mitglied des Vorstandes)
                  C = Member, Supervisory Board (Mitglied des Aufsichtsrates) D = Managing / Executive Director (Geschaftsfuhrer)



                     Company                     A                            B
----------------------------------------------------------------------------------
AV Packaging GmbH                       N/A                  N/A


Aviga GmbH
                                        N/A                  N/A


Aviga Verwaltungsgesellschaft
fur Beteiligungen
GmbH & Co KG                            N/A                  N/A

BANDURA Grundstucks-Verwaltungsges.
mbH & Co. KG                            N/A                  N/A

Bergemann GmbH
                                        N/A                  N/A

                                        Philippe Montagner   Gilles Pelisson




BOUYGUES TELECOM S.A.




                                        Meinolf Pousset      Charles A. Zak
                                                             Edward Bredniak
CC Metals & Alloys Inc.                                      William F. Sullivan
                                                             Eduardo Heumann

                                        Meinolf Pousset      Charles A. Zak
CCA Holding, Inc.                                            Edward Bredniak
                                                             William F. Sullivan


                     Company                            C                                 D
---------------------------------------------------------------------------------------------------------
AV Packaging GmbH                        N/A                              Dr. Rainer Zoller

                                                                          Dr. Ludger Harbert
Aviga GmbH                                                                Sylvia Pratorius-Walch
                                         N/A                              Dr. Rainer Zoller


Aviga Verwaltungsgesellschaft                                             Dr. Ludger Harbert
fur Beteiligungen                                                         Sylvia Pratorius-Walch
GmbH & Co KG                             N/A                              Dr. Rainer Zoller

BANDURA Grundstucks-Verwaltungsges.                                       BANDURA
mbH & Co. KG                             N/A                              Grundstucks-Verwaltungsges. mbH

Bergemann GmbH                                                            Claus-Peter von der Fecht
                                         N/A                              Dr. Holger Puchert

                                         Philippe Montagner               N/A
                                         Olivier Bouygues
                                         Michel Cicurel
                                         Francois de Combret
                                         Gerard Degonse
BOUYGUES TELECOM S.A.                    Emmanuel Florent
                                         Ulrich Huppe
                                         Olivier Poupart-Lafarge
                                         Alain Pouyat
                                         Dr. Holger Puchert
                                         N/A                              N/A

CC Metals & Alloys Inc.


                                         N/A
CCA Holding, Inc.
                                                                          N/A


                            Exhibit F, Schedule 6(a)

                     Company                     A                            B
------------------------------------------------------------------------------------------------------------

Connect Austria Gesellschaft fur
Telekommunikation Ges.m.b.H.
                                                   N/A                  N/A

E.ON Academy GmbH                                  N/A                  N/A
                                                   Ulrich Hartmann      Dr. Hans Michael Gaul
                                                   Prof. Dr. Wilhelm    Dr. Manfred Kruper
                                                   Simson               Dr. Erhard Schipporeit


















E.ON AG












E.ON INTERNATIONAL FINANCE B.V.

                                                   N/A                  N/A

E.ON Montan GmbH
                                                   N/A                  N/A

                                                   Georg O. Budenbender Dr. Manfred Kruper
E.ON North America, Inc.                                                Dr. Hans Michael Gaul
                                                                        Paul Brandimarte

E.ON Risk Consulting GmbH
                                                   N/A                  N/A

E.ON Telecom GmbH                                  N/A                  N/A


                     Company                                     C                                 D
-------------------------------------------------------------------------------------------------------------
                                                                                     Jorgen Bang-Jensen
Connect Austria Gesellschaft fur                                                     Christian Czech
Telekommunikation Ges.m.b.H.                                                         Jurgen Peetz
                                                    N/A                              Christian Schrotter

E.ON Academy GmbH                                   N/A                              Volker Wiegmann
                                                    Dr. Klaus Liesen
                                                    Hubertus Schmoldt
                                                    Gunter Adam

                                                    Dr.
                                                    Karl-Hermann
                                                    Baumann
                                                    Ralf
                                                    Blauth
                                                    Dr.
                                                    Rolf-E.
                                                    Breuer
                                                    Dr.
                                                    Gerhard
                                                    Cromme
                                                    Ulrich
                                                    Hocker
                                                    Jan
                                                    Kahmann
                                                    Eva
                                                    Kirchhof
E.ON AG                                             Dr. h.c. Andre Leysen
                                                    Dagobert Millinghaus
                                                    Margret Monig-Raane
                                                    Ulrich Otte
                                                    Klaus-Diether Raschke
                                                    Dr. Henning Schulte-Noelle
                                                    Kurt F. Viermetz
                                                    Dr. Bernd Voss
                                                    Dr. Peter Weber
                                                    Kurt Weslowski                   N/A

                                                                                     Johannes Pieter Pels
                                                                                     Dr. Michael Bangert
E.ON INTERNATIONAL FINANCE B.V.                                                      Norbert Kostka
                                                                                     Steven Visser
                                                    N/A                              Hendrik Wirix

E.ON Montan GmbH                                                                     Dr. Roland Ochsenfeld
                                                    N/A                              Wulf-Hinnerk Vauk


E.ON North America, Inc.
                                                    N/A                              N/A

E.ON Risk Consulting GmbH                                                            Klaus Greimel
                                                    N/A                              Wilhelm Schmitz

E.ON Telecom GmbH                                   N/A                              Ulrich Huppe



                            Exhibit F, Schedule 6(a)

                     Company                     A                    B                           C                      D
-----------------------------------------------------------------------------------------------------------------------------------


E.ON UK Holding GmbH                                                                                       Michael C. Wilhelm
                                                   N/A          N/A                  N/A                   Hans Gisbert Ulmke
E.ON US Verwaltungs GmbH                                                                                   Heinrich Montag
                                                   N/A          N/A                  N/A                   Michael C. Wilhelm
E.ON Venture 1. Verwaltungsgesellschaft mbH        N/A          N/A                  N/A                   Steffen Hasselwander
E.ON Venture Partners GmbH                                                                                 Steffen Hasselwander
                                                   N/A          N/A                  N/A                   Peter Bachsleitner
E.ON Vermogensanlage GmbH                                                                                  Ulrich Huppe
                                                   N/A          N/A                  N/A                   Dr. Rolf Pohlig
E.ON Zehnte Verwaltungsgesellschaft mbH                                                                    Claus-Peter von der Fecht
                                                   N/A          N/A                  N/A                   Michael C. Wilhelm
EAVV Energie Assekuranz Versicherungs                                                                      Rolf Kettler
Vermittlungs GmbH                                  N/A          N/A                  N/A
EBV Verwaltungs GmbH                                                                                       Claus-Peter von der Fecht
                                                   N/A          N/A                  N/A                   Heinrich Montag
ERKA Vermogensverwaltungsgesellschaft mbH                                                                  Dr. Michael Holtmann
                                                   N/A          N/A                  N/A                   Monika Markordes
                                                                                                           Peter C. Fulweiler
                                                                                                           Peter J. Winnington
                                                                                                           Hans Gisbert Ulmke
FIDELIA Corporation                                                                                        Georg O. Budenbender
                                                                                                           Graham Wood
                                                                                                           Ronald W. Smyth, Jr.
                                                   N/A          N/A                  N/A                   Udo Koch
FITAS Verwaltung GmbH & Co. Vermietungs-KG         N/A          N/A                  N/A                   FITAS Verwaltung GmbH
Gesellschaft fur Energiebeteiligung mbH                                                                    Michael Steffen
                                                   N/A          N/A                  N/A                   Dr. Ludger Harbert
Gewerkschaft Morgengluck GmbH                      N/A          N/A                  N/A                   Michael C. Wilhelm


                            Exhibit F, Schedule 6(a)
                                                                               3

                     Company                           A                   B               C                   D
-----------------------------------------------------------------------------------------------------------------------------------

Gunter Lubsen GmbH                                                                                     Joachim Behring
                                                 N/A               N/A               N/A               Ralf M. Schlichenmaier
                                                 Wilhelm Schmidt   Winfried Maus     Ulrich Huppe
Hamburger Hof Versicherungs-                                                         Dr. Rolf Pohlig
Aktiengesellschaft                                                                   Dr. Klaus Ridder  N/A

HIBERNIA Industriewerte GmbH                                                                           Hans Gisbert Ulmke
                                                 N/A               N/A               N/A               Dr. Thomas Konig

Hibernia Industriewerte GmbH & Co. KG,                                                                 HIBERNIA Industriewerte GmbH
Humboldt-Verwaltungsgebaude Mulheim              N/A               N/A               N/A

HIBERNIA Industriewerte GmbH & Co. oHG           N/A               N/A               N/A               E.ON AG

ILSE Feldesbesitz GmbH                                                                                 Dr. Michael Holtmann
                                                 N/A               N/A               N/A               Dr. Guntram Wurzberg

                                                                                                       Claus-Peter von der Fecht
Induboden GmbH                                                                                         Bernhard Sattler
                                                 N/A               N/A               N/A               Michael C. Wilhelm

Induboden GmbH & Co. Grundstucksgesellschaft     N/A               N/A               N/A               Aviga GmbH

Induboden GmbH & Co. Industriewerte              N/A               N/A               N/A               E.ON AG

Indupark Grundstucksverwertung GmbH                                                                    Burkhard Niedermowwe
                                                 N/A               N/A               N/A               Michael C. Wilhelm

Initiativkreis Ruhrgebiet Verwaltungs GmbH       N/A               N/A               N/A               Dr.-Ing. Eckhard Albrecht

                                                                                                       Joachim Behring
                                                                                                       Ralf Schlichemaier
Junge & Co. Versicherungsmakler GmbH                                                                   Ulfert Paulsen
                                                 N/A               N/A               N/A               Rudiger Hansel

                            ExhibitF, Schedule 6(a)

                     Company                               A                     B
---------------------------------------------------------------------------------------------------------

                                                   Raimund Musers       Hermann Kogler
                                                                        Roland H. Strassburger



Klockner Haus- und Verwaltungs AG & Co.






Klockner Industria e Comercio Ltda.                N/A                  N/A


Montan GmbH Assekuranz-Makler
                                                   N/A                  N/A

NFK Finanzkontor Beteiligungs GmbH
                                                   N/A                  N/A

NFK Finanzkontor GmbH & Co.KG                      N/A                  N/A

Pragma Ltd.
                                                   N/A                  N/A

Raab Karcher Electronic Systems PLC                                     Graham Wood
                                                   N/A                  Christopher Salame

                                                   Dr. Helmut Draxler   Dr. Eduard Zehetner
                                                   Dr. Andreas Meier    Roland Platzer


RHI AG





Thame Power Ltd.
                                                   N/A                  N/A

VBB VIAG-Bayernwerk-Beteiligungsgesellschaft mbH
                                                   N/A                  N/A


                     Company                                    C                               D
-------------------------------------------------------------------------------------------------------------------------

                                                     Dr. Erhard Schipporeit
                                                     Horst Schmidt
                                                     Maximilian Ardelt
                                                     Berkessel
                                                     Bernhard Doblinger
Klockner Haus- und Verwaltungs AG & Co.              Gunter Dohmke
                                                     Dr. Hochhauser
                                                     Dr. Gro(beta)mann
                                                     Dr. Manfred Kruper
                                                     Jutta Kuhning
                                                     Dr. Wolf Roth                    N/A

Klockner Industria e Comercio Ltda.                  N/A                              N. Faggiani

                                                                                      Josef Kappertz
Montan GmbH Assekuranz-Makler                                                         Andreas Brans
                                                     N/A                              Bernd Krebs

NFK Finanzkontor Beteiligungs GmbH                                                    Hans-Joachim Kulczynski
                                                     N/A                              Dr. Ludger Harbert

NFK Finanzkontor GmbH & Co.KG                        N/A                              NFK Finanzkontor Beteiligungs GmbH

Pragma Ltd.                                                                           Graham Wood
                                                     N/A                              Christopher Salame

Raab Karcher Electronic Systems PLC
                                                     N/A                              N/A
                                                     Michael Groller
                                                     Gerd Peskes
                                                     Dr. Walter Ressler
                                                     Maximilian Ardelt
RHI AG                                               Stanislaus Prinz zu
                                                     Sayn-Wittgenstein-Berleburg
                                                     Dr. Erhard Schaschl
                                                     Gerd Klaus Gregor
                                                     Dr. Cornelius Grupp              N/A

Thame Power Ltd.                                                                      Graham Wood
                                                     N/A                              Christopher Salame

VBB VIAG-Bayernwerk-Beteiligungsgesellschaft mbH                                      Dr. Erhard Schipporeit
                                                     N/A                              Klaus Schafer

                            Exhibit F, Schedule 6(a)
                                                                               5

                     Company                             A                      B
------------------------------------------------------------------------------------------------------------


VEBA Electronics Beteiligungs GmbH
                                                   N/A                  N/A

VEBA Electronics GmbH
                                                   N/A                  N/A

VEBA Electronics LLC                               Ferdinand Pohl       B. M. Borsboom

VEBA ELECTRONICS UK PLC                                                 Graham Wood
                                                   N/A                  Christopher Salame


VEBA Electronics US Holding GmbH
                                                   N/A                  N/A

VEBA FUNDING INC.

VEBA Investments Ltd.
                                                   N/A                  N/A

VEBA Telecom Beteiligungs-GmbH
                                                   N/A                  N/A

VEBA Telecom Management GmbH
                                                   N/A                  N/A

VEBA Telecom Verwaltungsgesellschaft mbH
                                                   N/A                  N/A

VEBA Zweite Verwaltungsgesellschaft mbH
                                                   N/A                  N/A


VEBACOM Holdings Inc.


Vereinigung der Gesellschafter der Indupark GbR
                                                   N/A                  N/A

VIAG Connect Beteiligungs Ges.m.b.H.
                                                   N/A                  N/A

VIAG Connect Ges. fur Telekommunikation Ges.m.b.H.
                                                   N/A                  N/A

                                                   Maximilian Ardelt    Ulrich Huppe
                                                                        Dr. Holger Puchert
                                                                        Dr. Georg Freiherr von Waldenfels
VIAG Telecom AG



VIAG Telecom Beteiligungs GmbH                     N/A                  N/A


                     Company                                      C                               D
----------------------------------------------------------------------------------------------------------------

                                                                                        Michael C. Wilhelm
VEBA Electronics Beteiligungs GmbH                                                      Dr. Rolf Pohlig
                                                       N/A

VEBA Electronics GmbH                                                                   Dr. Rolf Pohlig
                                                       N/A                              Michael C. Wilhelm

VEBA Electronics LLC                                                                    N/A

VEBA ELECTRONICS UK PLC                                N/A
                                                                                        N/A
                                                                                        Claus-Peter von der Fecht

VEBA Electronics US Holding GmbH                                                        Heinrich Montag
                                                       N/A                              Michael C. Wilhelm

VEBA FUNDING INC.                                                                       Heinrich Lange

VEBA Investments Ltd.                                                                   Graham Wood
                                                       N/A                              Christopher Salame

VEBA Telecom Beteiligungs-GmbH                                                          Ulrich Huppe
                                                       N/A                              Dr. Rolf Pohlig

VEBA Telecom Management GmbH                                                            Ulrich Huppe
                                                       N/A                              Dr. Rolf Pohlig

VEBA Telecom Verwaltungsgesellschaft mbH                                                Ulrich Huppe
                                                       N/A                              Dr. Rolf Pohlig

VEBA Zweite Verwaltungsgesellschaft mbH                                                 Ulrich Huppe
                                                       N/A                              Dr. Rolf Pohlig
                                                                                        Karl-Michael Fuhr

VEBACOM Holdings Inc.                                                                   Georg O. Budenbender
                                                                                        A. Paul Brandimarte, Jr.

Vereinigung der Gesellschafter der Indupark GbR                                         E.ON AG
                                                       N/A                              WestLB

VIAG Connect Beteiligungs Ges.m.b.H.                                                    Dr. Holger Puchert
                                                       N/A                              Dr. Patrick Wolff

VIAG Connect Ges. fur Telekommunikation Ges.m.b.H.                                      Dr. Holger Puchert
                                                       N/A                              Dr. Patrick Wolff

                                                       Prof. Dr. Wilhelm Simson
                                                       Dr. Erhard Schipporeit
                                                       Gerd Schneider
VIAG Telecom AG                                        Dr. Rolf Pohlig                  N/A

                                                                                        Ulrich Huppe
                                                                                        Dr. Erhard Schipporeit
VIAG Telecom Beteiligungs GmbH                         N/A                              Carsten Stablein


                            Exhibit F, Schedule 6(a)

                     Company                             A                      B
----------------------------------------------------------------------------------------------------------------

VR Telecommunication Beteiligungs-Verwaltungs                                                               mbH
GmbH & Co. KG                                      N/A                  N/A

VR Telecommunications Geschaftsfuhrungs-GmbH
                                                   N/A                  N/A

VR Telecommunications Holding GmbH                 N/A                  N/A

VR Telecommunications International GmbH
                                                   N/A                  N/A

Wilh. Ispert GmbH & Co KG                          N/A                  N/A

                                                   Dr.-Ing. Wolfhard    Dr. Manfred Puschel
                                                   Leichnitz            Michael Schnapp








Viterra AG










                                                   Prof. Dr. Utz-       Dr. Alfred Oberholz
                                                   Hellmuth Felcht      Dr. Thomas Schoeneberg
Degussa AG                                                              Heinz-Joachim Wagner

























                     Company                                     C                               D
--------------------------------------------------------------------------------------------------------------------

VR Telecommunication Beteiligungs-Verwaltungs                                          VEBA Telecom Management GmbH
GmbH & Co. KG                                         N/A

VR Telecommunications Geschaftsfuhrungs-GmbH                                           Helmut Rundmann
                                                      N/A                              Michael Steffen

VR Telecommunications Holding GmbH                    N/A                              Ulrich Huppe

VR Telecommunications International GmbH                                               Bruno Joachim
                                                      N/A                              Nicole Angenendt

Wilh. Ispert GmbH & Co KG                             N/A                              Aviga GmbH

                                                      Dr. Hans Michael Gaul
                                                      Reinhold Jacob Dr. Wilhelm Hans
                                                      Beermann
                                                      Gunter Beuth
                                                      Wolfgang Hartmann
                                                      Sylvia Hieckmann
                                                      Stephan Hohne
                                                      Gunther Jastrzembski
                                                      Dr.-Ing. Hans-Peter Keitel
                                                      Martin Klinkhammer
Viterra AG                                            Barbel Kraus
                                                      Dr. Manfred Kruper
                                                      Rolf Lemm
                                                      Dr. Karl-Hermann Lowe
                                                      Dr. Rolf Pohlig
                                                      Dr. Wolf-Albrecht Prautzsch
                                                      Reinhard Radtke
                                                      Dr. Paul Siebertz
                                                      Michael Trilling
                                                      Reiner Wiegand                   N/A

                                                      Prof. Dr. Wilhelm Simson
                                                      Karl Starzacher
Degussa AG                                            Werner Bischoff
                                                      Gunter Adam
                                                      Ralf Blauth
                                                      Dr. Hans Michael Gaul
                                                      Dr. Andreas Georgi
                                                      Engelbert Gerstandl
                                                      Ralf Hermann
                                                      Prof. Dr. Dr. h. C. mult.
                                                      Wolfgang A. Herrmann
                                                      Dr. Dieter Hockel
                                                      Rainer Kumlehn
                                                      Dr. Arend Oetker
                                                      Roland Oetker
                                                      Klaus M. Patig
                                                      Walter Riesop
                                                      Dr. Erhard Schipporeit
                                                      Bodo Schmidt
                                                      Dr. Peter Schorner
                                                      Guido Tollkamp
                                                      Dr. Giuseppe Vita
                                                      Ulrich Weber
                                                      Dr. Dietmar Wewers
                                                      Dr. oec. publ. Hans-Dietrich
                                                      Winkhaus                         N/A


                            Exhibit F, Schedule 6(a)

                                                                               7